                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant /X/

Filed by a Party other than the Registrant / /

Check the appropriate box:

/ /  Preliminary Proxy Statement                / /  Confidential, for Use of the Commission
                                                     Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive Proxy Statement
/ /  Definitive Additional Materials
/ /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            The Malaysia Fund, Inc.
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

- --------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2) or
     Item 22(a)(2) of Schedule 14A.

/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

/ /  Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

                            THE MALAYSIA FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                             ---------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             ---------------------

To Our Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of The Malaysia Fund, Inc. (the "Fund") will be held on Wednesday, June 5, 1996, at 11:30 A.M. (New York time), in Conference Room 3 at 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020, for the following purposes:

          1. To elect three Class I Directors for a term of three years.

          2. To ratify or reject the selection by the Board of Directors of Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1996.

          3. To consider and act upon any other business as may properly come before the Meeting or any adjournment thereof.

     Only stockholders of record at the close of business on April 26, 1996 are entitled to notice of, and to vote at, this Meeting or any adjournment thereof.

                                       VALERIE Y. LEWIS
                                       Secretary

Dated: May 10, 1996

     IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN AND PROMPTLY RETURN THE ENCLOSED PROXY IN THE ENCLOSED SELF-
ADDRESSED ENVELOPE. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE FUND OF FURTHER SOLICITATION, WE ASK YOUR COOPERATION IN MAILING IN YOUR PROXY PROMPTLY.

                            THE MALAYSIA FUND, INC.

                    C/O MORGAN STANLEY ASSET MANAGEMENT INC.
                          1221 AVENUE OF THE AMERICAS
                            NEW YORK, NEW YORK 10020

                        -------------------------------
                                PROXY STATEMENT
                        -------------------------------

     This statement is furnished by the Board of Directors of The Malaysia Fund, Inc. (the "Fund") in connection with the solicitation of Proxies for use at the Annual Meeting of Stockholders (the "Meeting") to be held on Wednesday, June 5, 1996, at 11:30 A.M. (New York time), in Conference Room 3 at the principal executive office of Morgan Stanley Asset Management Inc. (hereinafter "MSAM" or the "Manager"), 1221 Avenue of the Americas, 22nd Floor, New York, New York 10020. The purpose of the Meeting and the matters to be acted upon are set forth in the accompanying Notice of Annual Meeting of Stockholders. It is expected that the Notice of Annual Meeting, Proxy Statement and form of Proxy will first be mailed to stockholders on or about May 10, 1996.

     If the accompanying form of Proxy is executed properly and returned, shares represented by it will be voted at the Meeting in accordance with the instructions on the Proxy. A Proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Fund or by attendance at the Meeting. If no instructions are specified, shares will be voted FOR the election of the nominees for Directors and FOR ratification of Price Waterhouse LLP as independent accountants of the Fund for the fiscal year ending December 31, 1996. Abstentions and broker non-votes are each included in the determination of the number of shares present at the Meeting.

     The close of business on April 26, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any adjournment thereof. On that date, the Fund had 9,732,966 shares of Common Stock outstanding and entitled to vote. Each share will be entitled to one vote at the Meeting.

     The expense of solicitation will be borne by the Fund and will include reimbursement to brokerage firms and others for expenses in forwarding proxy solicitation materials to beneficial owners. The solicitation of Proxies will be largely by mail, but may include, without cost to the Fund, telephonic, telegraphic or oral communications by regular employees of the Manager. The solicitation of Proxies is also expected to include communications by employees of Shareholder Communications Corporation, a proxy solicitation firm to be engaged by the Fund at a cost not expected to exceed $5,000 plus expenses.

     THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT FOR ITS FISCAL YEAR ENDED DECEMBER 31, 1995, TO ANY STOCKHOLDER REQUESTING SUCH REPORT. REQUESTS FOR THE ANNUAL REPORT SHOULD BE MADE IN WRITING TO THE MALAYSIA FUND, INC., C/O CHASE GLOBAL FUNDS SERVICES COMPANY, P.O. BOX 2798, BOSTON, MASSACHUSETTS 02208-2798, OR BY CALLING 1-800-221-6726.

     Chase Global Funds Services Company is an affiliate of the Fund's administrator, The Chase Manhattan Bank, N.A. ("Chase Bank"), and provides administrative services to the Fund. The business address of Chase Bank is One Chase Manhattan Plaza, New York, New York 10081, and the business address of Chase Global Funds Services Company is 73 Tremont Street, Boston, Massachusetts 02108.

     The principal office of the Manager is 1221 Avenue of the Americas, New York, New York 10020. The principal office of Arab-Malaysian Consultant Sdn Bhd, the Fund's Malaysian investment adviser (the "Malaysian Adviser"), is 17th Floor, Bangunan Arab-Malaysian, No. 55, Jalan Raja Chulan, 50200 Kuala Lumpur, Malaysia.

     The Board recommends that the stockholders vote in favor of each of the matters mentioned in Items 1 and 2 of the Notice of Annual Meeting.

                             ELECTION OF DIRECTORS
                                (PROPOSAL NO. 1)

     At the Meeting, three Directors will be elected to hold office for a term of three years and until their successors are duly elected and qualified. It is the intention of the persons named in the accompanying form of Proxy to vote, on behalf of the stockholders, for the election of Peter J. Chase, David B. Gill and Warren J. Olsen as Class I Directors.

     On or about the same date as the Meeting, each of the other closed-end, U.S. registered investment companies advised by MSAM (except Morgan Stanley India Investment Fund, Inc.) also is holding a meeting of stockholders at which, among other things, such stockholders are considering a proposal to elect as Class I directors of such other investment companies the same people nominated to be Class I Directors of the Fund. Accordingly, if elected, all of the nominees for Directors of the Fund also will act as directors of Morgan Stanley Africa Investment Fund, Inc., The Brazilian Investment Fund, Inc., The Latin American Discovery Fund, Inc., Morgan Stanley Asia-Pacific Fund, Inc., Morgan Stanley Emerging Markets Debt Fund, Inc., Morgan Stanley Emerging Markets Fund, Inc., Morgan Stanley Global Opportunity Bond Fund, Inc., The Morgan Stanley High Yield Fund, Inc., The Pakistan Investment Fund, Inc., The Thai Fund, Inc. and The Turkish Investment Fund, Inc. (collectively, with the Fund, the "MSAM closed-end funds"). The Board believes that this arrangement enhances the ability of the Directors to deal expeditiously with administrative matters common to the MSAM closed-end funds, such as evaluating the performance of common service providers, including MSAM and the administrators, transfer agents, custodians and accountants for the MSAM closed-end funds.

     Pursuant to the Fund's By-laws, the terms of office of the Directors are staggered. The Board of Directors is divided into three classes, designated Class I, Class II and Class III, with each class having a term of three years. Each year the term of one class expires. Class I consists of Peter J. Chase, David B. Gill and Warren J. Olsen. Class II consists of John W. Croghan, Graham
E. Jones and Frederick B. Whittemore. Class III consists of Barton M. Biggs, John A. Levin, Dato Malek Merican and William G. Morton, Jr. Only the Directors in Class I are being considered for election at this Meeting.

     Pursuant to the Fund's By-Laws, each Director holds office until (i) the expiration of his term and until his successor has been elected and qualified,
(ii) his death, (iii) his resignation, (iv) December 31 of the year in which he reaches seventy-three years of age, or (v) his removal as provided by statute or the Articles of Incorporation.

     The Board of Directors has an Audit Committee. The Audit Committee makes recommendations to the full Board of Directors with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of the audit engagement and matters having a material effect on the Fund's financial operations. The members of the Audit Committee are currently John W. Croghan, John A. Levin and William G. Morton, Jr., none of whom is an "interested person," as defined under the Investment Company Act of 1940, as amended (the "1940 Act"). After the Meeting, the Audit Committee will continue to consist of Directors of the Fund who are not "interested persons." The Chairman of the Audit Committee is Mr. Levin. The Audit Committee met twice during the fiscal year ended December 31, 1995. The Board of Directors does not have nominating or compensation committees or other committees performing similar functions.

     There were four meetings of the Board of Directors held during the fiscal year ended December 31, 1995. For the fiscal year ended December 31, 1995, each current Director, during his tenure, attended at least seventy-five percent of the aggregate number of meetings of the Board and of any committee on which he served, except Mr. Biggs (who attended one of the two Board meetings during his tenure).

     Each of the nominees for Director has consented to be named in this Proxy Statement and to serve as a director if elected. The Board of Directors has no reason to believe that any of the nominees named above will become unavailable for election as a director, but if that should occur before the Meeting, Proxies will be voted for such persons as the Board of Directors may recommend.

     Certain information regarding the Directors and executive officers of the Fund is set forth below:

                                                                                     COMMON
                                                                                      STOCK          SHARE
                                                                                   BENEFICIALLY   EQUIVALENTS
                                                                                   OWNED AS OF    OWNED UNDER
                                 POSITION WITH     PRINCIPAL OCCUPATIONS            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS            THE FUND        AND OTHER AFFILIATIONS    AGE     1996**      ARRANGEMENTS+   PERCENTAGE
- ------------------------------- --------------- ---------------------------- ---   -----------   -------------   ----------
Barton M. Biggs*............... Director and    Chairman, Director and       63            0            0            ***
  1221 Avenue of the Americas     Chairman of     Managing Director of
  New York, New York 10020        the Board       Morgan and Stanley Asset
                                  since 1995      Management Inc. and
                                                  Chairman and Director of
                                                  Morgan Stanley Asset
                                                  Management Limited;
                                                  Managing Director of
                                                  Morgan Stanley & Co.
                                                  Incorporated; Director of
                                                  Morgan Stanley Group Inc.;
                                                  Member of the Investment
                                                  Advisory Council of The
                                                  Thailand Fund; Director of
                                                  the Rand McNally Company;
                                                  Member of the Yale Devel-
                                                  opment Board; Director and
                                                  Chairman of the Board of
                                                  sixteen U.S. registered
                                                  investment companies
                                                  managed by Morgan Stanley
                                                  Asset Management Inc.

                                                                                     COMMON
                                                                                      STOCK          SHARE
                                                                                   BENEFICIALLY   EQUIVALENTS
                                                                                   OWNED AS OF    OWNED UNDER
                                 POSITION WITH     PRINCIPAL OCCUPATIONS            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS            THE FUND        AND OTHER AFFILIATIONS    AGE     1996**      ARRANGEMENTS+   PERCENTAGE
- ------------------------------- --------------- ---------------------------- ---   -----------   -------------   ----------
Peter J. Chase................. Nominee;        Chairman and Chief Financial 63          516            0            ***
  1441 Paseo De Peralta           Director        Officer, High Mesa
  Santa Fe, New Mexico 87501      since 1987      Technologies, LLC;
                                                  Chairman of CGL, Inc.;
                                                  Director of twelve U.S.
                                                  registered investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.; Member of
                                                  the Investment Advisory
                                                  Council of The Thailand
                                                  Fund.
John W. Croghan................ Director        Chairman of Lincoln Capital  65        1,000          122            ***
  200 South Wacker Drive          since 1995      Management Company;
  Chicago, Illinois 60606                         Director of St. Paul
                                                  Bancorp, Inc. and Lindsay
                                                  Manufacturing Co.;
                                                  Director of twelve U.S.
                                                  registered investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc. Previously
                                                  Director of Blockbuster
                                                  Entertainment Corporation.
David B. Gill.................. Nominee;        Director of twelve U.S.      69          520            0            ***
  3042 Cambridge Place, N.W.      Director        registered investment
  Washington, D.C. 20007          since 1995      companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.; Director
                                                  of the Mauritius Fund
                                                  Limited; Director of
                                                  Moneda Chile Fund Limited;
                                                  Member of the Investment
                                                  Advisory Counsel of The
                                                  Thailand Fund; Chairman of
                                                  the Advisory Board of
                                                  Advent Latin American
                                                  Private Equity Fund;
                                                  Chairman and Director of
                                                  Norinvest Bank; Director
                                                  of Surinvest International
                                                  Limited; Director of
                                                  National Registry Company.
                                                  Previously Director of
                                                  Capital Markets Department
                                                  of the International
                                                  Finance Corporation;
                                                  Trustee, Batterymarch
                                                  Finance Management;
                                                  Chairman and Director of
                                                  Equity Fund of Latin
                                                  America S.A. and Director
                                                  of Commonwealth Equity
                                                  Fund Limited; and Director
                                                  of Global Securities, Inc.

                                                                                     COMMON
                                                                                      STOCK          SHARE
                                                                                   BENEFICIALLY   EQUIVALENTS
                                                                                   OWNED AS OF    OWNED UNDER
                                 POSITION WITH     PRINCIPAL OCCUPATIONS            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS            THE FUND        AND OTHER AFFILIATIONS    AGE     1996**      ARRANGEMENTS+   PERCENTAGE
- ------------------------------- --------------- ---------------------------- ---   -----------   -------------   ----------
Graham E. Jones................ Director        Senior Vice President of BGK 63        2,667          494            ***
  P.O. Box 428                    since 1987      Properties; Trustee of
  Arroyo Seco, New Mexico 87514                   nine funds managed by
                                                  Weiss, Peck & Greer;
                                                  Trustee of eleven funds
                                                  managed by Morgan Grenfell
                                                  Capital Management
                                                  Incorporated; Director of
                                                  twelve U.S. registered
                                                  investment companies
                                                  managed by Morgan Stanley
                                                  Asset Management Inc.;
                                                  Member of the Investment
                                                  Advisory Council of The
                                                  Thailand Fund. Previously
                                                  Chief Financial Officer of
                                                  Practice Management
                                                  Systems, Inc.
John A. Levin.................. Director        President of John A. Levin & 57        1,000           30            ***
  One Rockefeller Plaza           since 1995      Co., Inc.; Director of
  New York, New York 10020                        thirteen U.S. registered
                                                  investment companies
                                                  managed by Morgan Stanley
                                                  Asset Management Inc.

                                                                                     COMMON
                                                                                      STOCK          SHARE
                                                                                   BENEFICIALLY   EQUIVALENTS
                                                                                   OWNED AS OF    OWNED UNDER
                                 POSITION WITH     PRINCIPAL OCCUPATIONS            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS            THE FUND        AND OTHER AFFILIATIONS    AGE     1996**      ARRANGEMENTS+   PERCENTAGE
- ------------------------------- --------------- ---------------------------- ---   -----------   -------------   ----------
Dato Malek Merican*............ Director        Director and Advisor, Arab-  62            0            0            ***
  15 Jalan Chempenai              since 1988      Malaysian Merchant Bank
  Damansara Heights                               Berhad; Director, AMMB
  50490 Kuala Lumpur                              Holdings Sdn Bhd; Arab-
  Malaysia                                        Malaysian Consultant Sdn
                                                  Bhd; Arab-Malaysian
                                                  Securities Holdings Sdn
                                                  Bhd; Arab-Malaysian
                                                  Securities Sdn Bhd; AMSEC
                                                  Nominees (Tempatan) Sdn
                                                  Bhd; AMSEC Nominees
                                                  (Asing) Sdn Bhd;
                                                  Arab-Malaysian Unit Trusts
                                                  Bhd; Arab-Malaysian
                                                  Nominees (Tempatan) Sdn
                                                  Bhd; Arab-Malaysian
                                                  Nominees (Asing) Sdn Bhd;
                                                  Arab-Malaysian Property
                                                  Trust Management Bhd;
                                                  Arab-Malaysian Bank Bhd;
                                                  Arab-Malaysian Trustee
                                                  Bhd; Employees Provident
                                                  Fund; Frasers Securities
                                                  Pte Ltd, Singapore;
                                                  Frasers International Pte
                                                  Ltd, Singapore; Malaysian
                                                  Emerging Companies Growth
                                                  Fund Ltd.; Isetan of Japan
                                                  Sdn Bhd; Kumpualan Kseena
                                                  Sdn Bhd and its group of
                                                  companies; Pheim Asset
                                                  Management (Asia) Pte Ltd,
                                                  Singapore; Asian Emerging
                                                  Companies Growth Fund Ltd;
                                                  and AMMB International (L)
                                                  Ltd; Chairman, AMMB Labuan
                                                  (L) Ltd; Trustee, Tun
                                                  Abdul Razak Foundation;
                                                  and Member, Investment
                                                  Advisory Counsel of the
                                                  Malaysian Growth Fund and
                                                  Court of Fellows of the
                                                  Malaysian Institute of
                                                  Management.

                                                                                     COMMON
                                                                                      STOCK          SHARE
                                                                                   BENEFICIALLY   EQUIVALENTS
                                                                                   OWNED AS OF    OWNED UNDER
                                 POSITION WITH     PRINCIPAL OCCUPATIONS            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS            THE FUND        AND OTHER AFFILIATIONS    AGE     1996**      ARRANGEMENTS+   PERCENTAGE
- ------------------------------- --------------- ---------------------------- ---   -----------   -------------   ----------
William G. Morton, Jr.......... Director        Chairman and Chief Executive 59          520            0            ***
  1 Boston Place                  since 1994      Officer of Boston Stock
  Boston, Massachusetts 02108                     Exchange; Director of
                                                  Tandy Corporation;
                                                  Director of twelve U.S.
                                                  registered investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.
Warren J. Olsen*............... Nominee;        Principal of Morgan Stanley  39          896            0            ***
  1221 Avenue of the Americas     Director      & Co. Incorporated and
  New York, New York 10020        since 1994;     Morgan Stanley Asset
                                  and President   Management Inc.; Director
                                  since 1989      and President of sixteen
                                                  U.S. registered investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.
Frederick B. Whittemore*....... Director and    Advisory Director of Morgan  65            0            0            ***
  1251 Avenue of the Americas     Vice- Chairman   Stanley & Co.
  New York, New York 10020        since 1995      Incorporated; Chairman for
                                                  the United States National
                                                  Committee for Pacific
                                                  Economic Cooperation;
                                                  Director and Vice-Chairman
                                                  of fifteen U.S. registered
                                                  investment companies
                                                  managed by Morgan Stanley
                                                  Asset Management Inc.
                                                  Previously Managing
                                                  Director of Morgan Stanley
                                                  & Co. Incorporated.
James W. Grisham*.............. Vice President  Principal of Morgan Stanley  54            0          N/A            ***
  1221 Avenue of the Americas     since 1992    & Co. Incorporated and
  New York, New York 10020                        Morgan Stanley Asset
                                                  Management Inc.; Officer
                                                  of various investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.
Harold J. Schaaff, Jr.*........ Vice President  Principal of Morgan Stanley  35          343          N/A            ***
  1221 Avenue of the Americas     since 1992    & Co. Incorporated and
  New York, New York 10020                        Morgan Stanley Asset
                                                  Management Inc.; General
                                                  Counsel and Secretary of
                                                  Morgan Stanley Asset
                                                  Management Inc.; Officer
                                                  of various investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc.

                                                                                     COMMON
                                                                                      STOCK          SHARE
                                                                                   BENEFICIALLY   EQUIVALENTS
                                                                                   OWNED AS OF    OWNED UNDER
                                 POSITION WITH     PRINCIPAL OCCUPATIONS            APRIL 26,    DEFERRED FEE
       NAME AND ADDRESS            THE FUND        AND OTHER AFFILIATIONS    AGE     1996**      ARRANGEMENTS+   PERCENTAGE
- ------------------------------- --------------- ---------------------------- ---   -----------   -------------   ----------
Joseph P. Stadler*............. Vice President  Vice President of Morgan     41            0          N/A            ***
  1221 Avenue of the Americas     since 1994      Stanley & Co. Incorporated
  New York, New York 10020                        and Morgan Stanley Asset
                                                  Management Inc.; Officer
                                                  of various investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc. Previously
                                                  with Price Waterhouse LLP.
Valerie Y. Lewis*.............. Secretary since Vice President of Morgan     40            0          N/A            ***
  1221 Avenue of the Americas     1990            Stanley & Co. Incorporated
  New York, New York 10020                        and Morgan Stanley Asset
                                                  Management Inc.; Officer
                                                  of various investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc. Previously
                                                  with Citicorp.
James R. Rooney................ Treasurer since Assistant Vice President and 37            0          N/A            ***
  73 Tremont Street               1994            Manager of Fund
  Boston, Massachusetts 02108                     Administration, Chase
                                                  Global Funds Services
                                                  Company; Officer of
                                                  various investment
                                                  companies managed by
                                                  Morgan Stanley Asset
                                                  Management Inc. Previously
                                                  Assistant Vice President
                                                  and Manager of Fund
                                                  Compliance and Control,
                                                  Scudder Stevens & Clark
                                                  Inc. and Audit Manager,
                                                  Ernst & Young LLP.

Joanna M. Haigney.............. Assistant       Supervisor, Fund 29            0          N/A            ***
  73 Tremont Street               Treasurer      Administration,
  Boston, Massachusetts 02108     since 1995      Chase Global
                                                  Funds Services
                                                  Company;
                                                  Officer of
                                                  various
                                                  investment
                                                  companies
                                                  managed by
                                                  Morgan Stanley
                                                  Asset
                                                  Management
                                                  Inc.
                                                  Previously
                                                  Audit
                                                  Supervisor,
                                                  Coopers &
                                                  Lybrand LLP.
                                                                       -----------      -----            ---
All Directors and Officers as a Group...........................           7,462          646            ***
                                                                       ===========   =============   ==========

- ---------------

  * "Interested person" within the meaning of the 1940 Act. Mr. Biggs is Chairman, a Director and a Managing Director of the Manager, and Messrs. Olsen, Grisham, Schaaff and Stadler and Ms. Lewis are officers of the Manager. Mr. Whittemore is an Advisory Director of Morgan Stanley & Co. Incorporated, an affiliate of the Manager and a registered broker-dealer, and he owns a beneficial interest in Morgan Stanley Group Inc. Mr. Merican is a director of the Malaysian Adviser.
 ** This information has been furnished by each Director and officer.
*** Less than 1%.
  + Indicates share equivalents owned by the Directors and held in bookkeeping accounts by the Fund on behalf of the Directors in connection with the deferred fee arrangements described below.

     Each officer of the Fund will hold such office until a successor has been duly elected and qualified.

     The Fund pays each of its Directors who is not a director, officer or employee of MSAM or the Malaysian Adviser or their affiliates, in addition to certain out-of-pocket expenses, an annual fee of $4,000. Each of the members of the Fund's Audit Committee receives an additional annual fee of $750 for serving on such committee. Aggregate fees and expenses paid or payable to the Board of Directors for the fiscal year ended December 31, 1995 were approximately $84,219.

     Each of the Directors who is not an "affiliated person" of MSAM within the meaning of the 1940 Act may enter into a deferred fee arrangement (the "Fee Arrangement") with the Fund, pursuant to which such Director defers to a later date the receipt of his Director's fees. The deferred fees owed by the Fund are credited to a bookkeeping account maintained by the Fund on behalf of such Director and accrue income from and after the date of credit in an amount equal to the amount that would have been earned had such fees (and all income earned thereon) been invested and reinvested either (i) in shares of the Fund or (ii) at a rate equal to the prevailing rate applicable to 90-day United States Treasury Bills at the beginning of each calendar quarter for which this rate is in effect, whichever method is elected by the Director.

     Under the Fee Arrangement, deferred Director's fees (including the return accrued thereon) will become payable in cash upon such Director's resignation from the Board of Directors in generally equal annual installments over a period of five years (unless the Fund has agreed to a longer or shorter payment period) beginning on the first day of the year following the year in which such Director's resignation occurred. In the event of a Director's death, remaining amounts payable to him under the Fee Arrangement will thereafter be payable to his designated beneficiary;

in all other events, a Director's right to receive payments is non-transferable. Under the Fee Arrangement, the Board of Directors of the Fund, in its sole discretion, has reserved the right, at the request of a Director or otherwise, to accelerate or extend the payment of amounts in the deferred fee account at any time after the termination of such Director's service as a director. In addition, in the event of liquidation, dissolution or winding up of the Fund or the distribution of all or substantially all of the Fund's assets and property to its stockholders (other than in connection with a reorganization or merger into another fund advised by MSAM), all unpaid amounts in the deferred fee account maintained by the Fund will be paid in a lump sum to the Directors participating in the Fee Arrangement on the effective date thereof.

     Currently, Messrs. Croghan and Jones are the only Directors who have entered into the Fee Arrangement with the Fund.

     Set forth below is a table showing the aggregate compensation paid by the Fund to each of its Directors, as well as the total compensation paid to each Director by the Fund and by other U.S. registered investment companies advised by MSAM or its affiliates (collectively, the "Fund Complex") for their services as Directors of such investment companies for the fiscal year ended December 31, 1995.

                            AGGREGATE     PENSION OR RETIREMENT   TOTAL COMPENSATION    NUMBER OF FUNDS
                           COMPENSATION     BENEFITS ACCRUED        FROM FUND AND       IN FUND COMPLEX
                            FROM FUND        AS PART OF THE       FUND COMPLEX PAID        FOR WHICH
    NAME OF DIRECTORS         (2)(3)         FUND'S EXPENSES      TO DIRECTORS(2)(4)   DIRECTOR SERVES(5)
- -------------------------  ------------   ---------------------   ------------------   ------------------
Barton M. Biggs(1)           $      0         None                     $      0                16
Frederick B.
  Whittemore(1)              $      0         None                     $ 28,254                15
Warren J. Olsen(1)           $      0         None                     $      0                16
Peter J. Chase               $  8,400         None                     $ 47,300                12
John W. Croghan              $  2,424         None                     $ 48,645                12
David B. Gill                $  2,000         None                     $ 46,719                12
Graham E. Jones              $  8,752         None                     $ 47,673                12
John A. Levin                $  2,375         None                     $ 49,546                13
William G. Morton, Jr.       $  8,775         None                     $ 48,400                12
Dato Malek Merican(1)        $      0         None                     $      0                 1
R. Michael Barth(6)          $  5,600         None                     $  5,600                 1
Richard A. Debs(6)           $  7,850         None                     $  7,850                 1
Dato Azlan Hashim(6)         $      0         None                     $      0                 1
Sidney M. Robbins(6)         $  7,150         None                     $  7,150                 1

- ---------------

(1) "Interested person" of the Fund within the meaning of the 1940 Act. Messrs. Biggs, Merican and Olsen do not receive any compensation from the Fund or any other investment company in the Fund Complex for their services as a director of such investment companies.
(2) The amounts reflected in this table include amounts payable by the Fund and the Fund Complex for services rendered during the fiscal year ended December 31, 1995, regardless of whether such amounts were actually received by the Directors during such fiscal year.
(3) Mr. Croghan earned $1,236 and Mr. Jones earned $8,752 in deferred compensation from the Fund pursuant to the deferred Fee Arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1995. Such amounts are included in these Directors' aggregate compensation from the Fund reported in this table.
(4) Mr. Croghan earned $35,657, Mr. Gill earned $26,719, Mr. Jones earned $21,723 and Mr. Levin earned $21,796 in deferred compensation from the Fund and the Fund Complex pursuant to the deferred Fee

    Arrangements described above, including any capital gains or losses or interest associated therewith, during the fiscal year ended December 31, 1995. Such amounts are included in these Directors' respective aggregate compensation from the Fund and the Fund Complex reported in this table.
(5) Indicates the total number of boards of directors of investment companies in the Fund Complex, including the Fund, on which the Director served at any time during the fiscal year ended December 31, 1995.
(6) Messrs. Debs, Hashim and Robbins served as Directors of the Fund until the expiration of their terms, or their resignation from the Fund, on June 28, 1995. Mr. Barth resigned as a Director of the Fund on May 25, 1995. As of the date hereof, none of these persons serves on the board of directors of any investment company in the Fund Complex.

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Fund's officers and directors, and persons who own more than ten percent of a registered class of the Fund's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "Commission") and the New York Stock Exchange, Inc. Certain Forms 3--Initial Statement of Beneficial Ownership of Securities, 4--Statement of Changes in Beneficial Ownership of Securities and 5--Annual Statement of Beneficial Ownership of Securities were filed late by management of the Fund, which had undertaken to file such forms on behalf of the Directors and officers of the Fund. A Form 3 was filed late for each of Messrs. Biggs, Croghan, Gill, Levin, Morton, Olsen and Whittemore. A Form 5 was filed late for each of Messrs. Chase, Morton and Olsen, each with respect to two transactions in the Fund's shares.

     The election of Messrs. Chase, Gill and Olsen requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. Under the Fund's By-laws, the presence in person or by proxy of stockholders entitled to cast a majority of the votes entitled to be cast thereat shall constitute a quorum. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE THREE NOMINEES AS DIRECTORS.

                      SELECTION OF INDEPENDENT ACCOUNTANTS
                                (PROPOSAL NO. 2)

     The Board of Directors of the Fund, including a majority of the Directors who are not interested persons of the Fund, has selected Price Waterhouse LLP as independent accountants for the Fund for the fiscal year ending December 31, 1996. The ratification of the selection of independent accountants is to be voted on at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for Price Waterhouse LLP. Price Waterhouse LLP acts as the independent accountants for certain of the other investment companies advised by MSAM. Although it is not expected that a representative of Price Waterhouse LLP will attend the Meeting, a representative will be available by telephone to respond to appropriate stockholder questions, if any. Price Waterhouse LLP does not intend to make any statements at the Meeting, except in response to stockholder questions.

     The Board's policy regarding engaging independent accountants' services is that management may engage the Fund's principal independent accountants to perform any services normally provided by independent accounting firms, provided that such services meet any and all of the independence requirements of the American Institute of Certified Public Accountants and the

Commission. In accordance with this policy, the Audit Committee reviews and approves all services provided by the independent accountants prior to their being rendered. The Board of Directors also receives a report from its Audit Committee relating to all services that have been performed by the Fund's independent accountants.

     The ratification of the selection of independent accountants requires the affirmative vote of a majority of the votes cast at a meeting at which a quorum is present. For this purpose, abstentions and broker non-votes will be counted in determining whether a quorum is present at the Meeting, but will not be counted as votes cast at the Meeting.

     THE BOARD OF DIRECTORS OF THE FUND RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL NO. 2.

                SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

     To the knowledge of the Fund's management, the following persons owned beneficially more than 5% of the Fund's outstanding shares at April 26, 1996:

                                                               COMMON STOCK
                                                            BENEFICIALLY OWNED
                    NAME AND ADDRESS                       AS OF APRIL 26, 1996     PERCENT
- ---------------------------------------------------------  --------------------     -------
Fiduciary Trust Company International**..................         666,667*            6.9%
Two World Trade Center
New York, New York 10048
United Nations Joint Staff Pension Fund..................         666,667*            6.9%
United Nations
New York, New York 10017

- ---------------

 * Shared voting and dispositive power with respect to all shares.
** Based on a Schedule 13G filed with the Commission on February 10, 1995.

                                 OTHER MATTERS

     No business other than as set forth herein is expected to come before the Meeting, but should any other matter requiring a vote of stockholders arise, including any question as to an adjournment of the Meeting, the persons named in the enclosed Proxy will vote thereon according to their best judgment in the interests of the Fund.

P                           THE MALAYSIA FUND, INC.
R                 C/O MORGAN STANLEY ASSET MANAGEMENT INC.
O                         1221 AVENUE OF THE AMERICAS
X                           NEW YORK, NEW YORK 10020
Y
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


        The undersigned hereby constitutes and appoints WARREN J. OLSEN, VALERIE Y. LEWIS and HAROLD J. SCHAAFF, JR., and each of them, as proxies for the undersigned, with full power of substitution and resubstitution, and hereby authorizes said proxies, and each of them, to represent and vote, as designated on the reverse side, all stock of the above Company held of record by the undersigned on April 26, 1996 at the Annual Meeting of Stockholders to be held on June 5, 1996, and at any adjournment thereof.

        THE UNDERSIGNED HEREBY REVOKES ANY AND ALL PROXIES WITH RESPECT TO SUCH STOCK HERETOFORE GIVEN BY THE UNDERSIGNED. THE UNDERSIGNED ACKNOWLEDGES RECEIPT OF THE PROXY STATEMENT DATED MAY 10, 1996.




             (CONTINUED AND TO BE SIGNED AND DATED ON REVERSE SIDE)


                                                                    -----------
                                                                    SEE REVERSE
                                                                       SIDE
                                                                    -----------

[X]  PLEASE MARK VOTES AS IN THIS EXAMPLE.

This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR Proposals Nos. 1 and 2. Please sign exactly as your name appears below. When shares are held by joint tenants, each joint tenant should sign.

1. Election of the following nominees as Directors:

   NOMINEES: Peter J. Chase, David B. Gill and Warren J. Olsen

[ ]  FOR ALL NOMINEES        [ ]  WITHHELD FROM ALL NOMINEES

[ ] _____________________________________________
        For all nominees except as noted above

2. Ratification of the selection of Price Waterhouse LLP as independent accountants.

        FOR           AGAINST         ABSTAIN
        [ ]             [ ]             [ ]

3. In the discretion of such proxies, upon any and all other business as may properly come before the Meeting or any adjournment thereof.


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]

           PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

When signing as attorney, executor, administrator, trustee, guardian or custodian for a minor, please sign full title as such. If a corporation, please sign full corporate name by authorized officer and indicate the signer's office. If a partnership, please sign in partnership name.

Signature:_________________________________________________Date:_______

Signature:_________________________________________________Date:_______